UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 9, 2014, Westmoreland Coal Company (the “Company”) issued a press release announcing that on December 8, 2014 the Company priced its private offering of $350 million aggregate principal amount of 8.75% senior secured notes due 2022 (the “Notes”). A copy of the press release is filed as Exhibit 99.1 to this report and incorporated by reference herein. The sale of the Notes by the Company is expected to close on December 16, 2014, subject to customary closing conditions. In connection with the offering of the notes, the Company disclosed that it also intended to borrow $350 million under a new senior secured term loan due 2020, expected to close simultaneously with the offering of the notes.

This current report contains “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause actual results to differ materially from results expressed or implied by the forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated. Such factors include, but are not limited to, the risks that are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 9, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: December 9, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 9, 2014